UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Travelers Series Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  October 31
Date of reporting period: October 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                             MFS TOTAL RETURN PORTFOLIO

                         TRAVELERS MANAGED INCOME PORTFOLIO

                         SMITH BARNEY MONEY MARKET PORTFOLIO
              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2003




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

                                 WHAT'S INSIDE


Letter from the Chairman..................................................  1

Manager Overview:

  MFS Total Return Portfolio..............................................  3

  Travelers Managed Income Portfolio......................................  5

  Smith Barney Money Market Portfolio.....................................  7

Fund Performance:

  MFS Total Return Portfolio..............................................  9

  Travelers Managed Income Portfolio...................................... 11

Schedules of Investments.................................................. 13

Statements of Assets and Liabilities...................................... 35

Statements of Operations.................................................. 36

Statements of Changes in Net Assets....................................... 37

Notes to Financial Statements............................................. 40

Financial Highlights...................................................... 47

Independent Auditors' Report.............................................. 50

Additional Information.................................................... 51

Tax Information........................................................... 54

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

After a shaky start, the U.S. economic recovery gained solid footing during the funds' fiscal year ended October 31, 2003. During that time the economy benefited from massive government stimulus in the form of low interest rates, tax cuts, and deficit spending -- which helped to sustain retail consumption and revive business investment. Reduced tensions in the Middle East and corporate accounting reforms in the wake of earlier reporting scandals further supported an improving economy.

U.S. stock prices generally enjoyed a healthy rebound in this environment. Following a rally in the middle of 2003, bond prices lost ground as interest rates rose in the months that followed and ended the reporting period somewhat lower than where they began. With two cuts in short-term interest rates by the Federal Reserve that totaled 0.75 percentage points, money market yields moved lower during this time.

Please read on to learn more about your funds' performance and the strategies of its portfolio managers. The manager overviews that follow provide a more detailed look at prevailing economic and market conditions over the past 12 months and describe how those conditions may have affected the performance of your funds. The overviews also address certain portfolio changes that the managers made in light of market opportunities they identified during this time.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 20, 2003

               1 Travelers Series Fund Inc. | 2003 Annual Report

                           PERFORMANCE OF THE FUNDS
                           AS OF OCTOBER 31, 2003/1/

                                             6 Months 12 Months
MFS Total Return Portfolio                     8.09%    13.05%
S&P 500 Index/2/                              15.62%    20.79%
Lehman Brothers Government/
  Credit Bond Index/3/                         0.62%     6.17%
Average of Lipper variable balanced funds/4/  10.04%    15.22%

Travelers Managed Income Portfolio             1.54%    10.85%
Lehman Brothers Intermediate
  Government/Credit Bond Index/5/              0.96%     5.43%
Average of Lipper variable intermediate
  investment-grade debt funds/6/               0.73%     6.01%

Smith Barney Money Market Portfolio            0.31%     0.74%
90-Day U.S. Treasury Bill Index                0.49%     1.07%
Average of Lipper variable money market
  funds/7/                                     0.29%     0.72%

/1/The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is not indicative of future results.
/2/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/3/The Lehman Brothers Government/Credit Bond Index is a broad-based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.
/4/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the period ended October 31, 2003, calculated among 86 funds for the six-month period and among 85 funds for the 12-month period in fund's Lipper peer group, including the reinvestment of dividends and capital gains.
/5/The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. Please note that an investor cannot invest directly in an index.
/6/Returns are based on the period ended October 31, 2003, calculated among 42 funds for the six-month period and among 40 funds for the 12-month period in the fund's Lipper peer group, including the reinvestment of dividends and capital gains.
/7/Returns are based on the period ended October 31, 2003, calculated among 110 funds for the six-month period and among 108 funds for the 12-month period in the fund's Lipper peer group, including the reinvestment of dividends and capital gains.

               2 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW

MFS Total Return Portfolio

Performance Update
For the 12 months ended October 31, 2003, the fund returned 13.05%. In comparison, the S&P 500 Index/i/ and the Lehman Brothers Government/Credit Bond Index/ii/ returned 20.79% and 6.17%, respectively, for the same period. The fund underperformed the average for its Lipper peer group of variable balanced funds, which returned 15.22% during the reporting period./8/

Market Overview
During the period, the top-performing stocks were typically those with higher-risk in terms of balance sheet characteristics and/or earnings that rebounded from very depressed or, in some cases, distressed levels in 2002. These stocks rebounded as the Fed added liquidity to the banking system and access to capital improved.

Contributors to Fund Performance
At the end of the reporting period, stocks represented approximately 56.4% of fund assets. During the reporting period we continued to focus on blue chip stocks with prices and yields we considered attractive -- believing that this approach would be rewarded over time. Over the past 12 months, however, the focus on these stocks may have caused the fund to underperform the S&P 500 Index. The fund's absolute return performance was strong by historical standards, however, benefiting from a recovery of stock prices. The fund's fixed-income assets helped during this period to provide a more consistent source of income and a less volatile source of returns.

The fund's weightings in various industry sectors versus the industry composition of its benchmark also played a role in relative performance. An underweighting in the strongly-performing technology sector diminished performance during the year. We maintained the underweighting primarily because we felt that many technology stocks remained expensive, even after declines in 2000 and 2001. The sector rose through much of the past 12 months, however -- buoyed by signs of economic growth, potential increases in capital spending, and possible pent-up demand for personal computers, servers, and software.

/8/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended October 31, 2003, calculated among 85 funds in the Lipper variable balanced funds category with reinvestment of dividends and capital gains.

               3 Travelers Series Fund Inc. | 2003 Annual Report

Another negative influence was an overweighting in the energy sector, which was based on the expectation that higher oil and gas prices would improve earnings. Although the fund's holdings in this sector rose, they lagged the performance of the overall market as a group. We remained overweighted in the sector, believing that earnings will improve and because a number of the fund's holdings have undertaken aggressive restructuring programs to improve returns. Performances by certain holdings in the leisure and health care sectors were also disappointing.

Offsetting these negative influences was outperformance from holdings in the financial services sector. Banks benefited from falling interest rates, an improving outlook for corporate credit, and strength in mortgage-lending activity. As the stock market generally rallied during the period, holdings with exposure to capital market activities -- such as investment management, trust services, and equity underwriting -- performed strongly. The fund's underweighted position in pharmaceutical stocks also helped performance. Many of the companies were under pressure from slower revenue growth -- as generic drugs continued to capture market share, new drug introductions lagged historical trends, and concerns persisted about legislative proposals to reduce drug prices.

In the fixed-income market, corporate bonds generally outperformed U.S. Treasuries over the period. In that environment, the fund's overweighting in corporate debt and underweighting in U.S. Treasuries versus its benchmark helped the fixed-income portion of the fund outperform the U.S. bond market, as measured by its benchmark, the Lehman Brothers Government/Credit Bond Index.

Thank you for your investment in the MFS Total Return Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ David M. Calabro
David M. Calabro
Investment Team Manager
Massachusetts Financial Services Company

November 19, 2003


               4 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW

Travelers Managed Income Portfolio

Performance Update
For the 12 months ended October 31, 2003, the fund returned 10.85%. In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index ("Lehman Index")/iii/ returned 5.43% for the same period. The portfolio outperformed the average for its Lipper peer group of variable intermediate investment grade debt funds, which returned 6.01% during the reporting period./9/

Since early in the summer of 2003, almost every measure of economic performance -- except employment -- has picked up markedly. For the past three years, economic performance has suffered from one malady after another. However, we believe the predominant negative influences on the economy --the collapse of corporate profitability and lack of business investment spending --appears to have made a genuine turnaround. Meanwhile, the consumer sector was boosted by the tax cut signed into law earlier in the year. Although the recent increase in mortgage rates dampened refinancing activity, consumer cash flow continued to be enhanced by both prior refinancings and those that are still in the pipeline.

In this environment, we think corporate bonds have performed well relative to fixed-income issues with lower-risk and many spreads (i.e., the difference between yields on corporate bonds versus lower-risk fixed-income securities with comparable maturities) have narrowed since late in 2002.

Although the narrowing of high-grade credit spreads has slowed in recent months, credit spreads remained high relative to most of the 1990s. The portfolio's outperformance versus the Lehman Index and its Lipper peer group we believe is largely the result of a tightening in corporate yield spreads --particularly among holdings that had previously fallen out of favor with investors. We held sizable investments in this sector during the period, believing that the prospect for a further reduction of credit risks made corporate bonds attractive relative to U.S. Treasury issues in an environment of rising interest rates. Over the past year, we further diversified the individual credit and industry sector concentrations in the portfolio. /9/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended October 31, 2003, calculated among 40 funds in the variable intermediate investment grade debt funds category with reinvestment of dividends and capital gains.

               5 Travelers Series Fund Inc. | 2003 Annual Report

Thank you for your investment in the Travelers Managed Income Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ F. Denny Voss
F. Denney Voss
Travelers Asset Management International Company, LLC

November 18, 2003


               6 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW

Smith Barney Money Market Portfolio

Performance Update
For the 12 months ended October 31, 2003, the portfolio returned 0.74%. In comparison, the 90-Day U.S. Treasury Bill Index returned 1.07% for the same period. The portfolio performed in line with the average for its Lipper peer group of money market funds, which returned 0.72% during the reporting period./10/ As of October 31, 2003, the fund's seven-day current yield was 0.55% and its seven-day effective yield, which reflects compounding, was 0.55%. These numbers are the same due to rounding. The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

When the portfolio's fiscal year began, the economic outlook appeared uncertain to many investors. Although consumers continued to spend at a relatively robust pace, U.S. corporations reined in capital spending as the effects of a declining stock market and high-profile accounting scandals took their toll on investor confidence and on overall business activity.

With sluggish growth in the U.S. economy, the Fed cut short-term interest rates in early November of 2002 by a larger-than-expected 50 basis points. This was the twelfth cut in the Fed's aggressive rate reduction campaign that began in January 2001. While money market yields continued to fall, corporations remained guarded and the economic recovery went on hold as a war in Iraq became likely. As major combat operations wound down in the middle of 2003, consumers and businesses became increasingly optimistic. The improving sentiment was reinforced by federal income tax cuts and another cut in short-term interest rates of 25 basis points in late June -- which brought the federal funds rate to 1.00%, its lowest level since the Eisenhower Administration.

Evidence of a sustainable economic improvement emerged in the third quarter of 2003. Stronger retail sales, rising domestic consumption and increased business investment contributed to a robust 7.2% estimated annualized growth rate in gross domestic product/iv/ for the quarter.


/10/Lipper Inc. is a major independent mutual-fund tracking organization.
    Returns are based on the 12-month period ended October 31, 2003, calculated among 108 funds in the variable money market funds category with reinvestment of dividends and capital gains.

               7 Travelers Series Fund Inc. | 2003 Annual Report

To forestall the continued potential for deflation, however, the Fed indicated that it was likely to leave rates at low levels for the foreseeable future.

In this challenging market environment, we maintained a generally cautious investment posture that let us maintain yields for as long as we deemed practical, while giving us the flexibility to respond to changing market conditions. After the Fed reduced short-term interest rates in June, we lowered the weighted average maturity of holdings in the portfolio. This strategy, which reflected our belief that the June rate cut was probably the last of the current cycle, provided an opportunity to capture higher yields if they became available. Indeed, by the end of the reporting period the yield curve had steepened -- suggesting market anticipation of higher short-term interest rates.

Thank you for your investment in the Smith Barney Money Market Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Martin Hanley
Martin R. Hanley
Portfolio Manager

November 21, 2003

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 13 through 32 for a list and percentage breakdown of the funds' holdings.
/i/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/ii/The Lehman Brothers Government/Credit Bond Index is a broad-based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.
/iii/The Lehman Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. Please note that an investor cannot invest directly in an index.
/iv/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

Additional Information About Your Fund

The Funds' Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

               8 Travelers Series Fund Inc. | 2003 Annual Report

                          MFS TOTAL RETURN PORTFOLIO


 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


Twelve Months Ended 10/31/03                                       13.05%
-------------------------------------------------------------------------
Five Years Ended 10/31/03                                           5.71
-------------------------------------------------------------------------
6/16/94* through 10/31/03                                           9.78
-------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

6/16/94* through 10/31/03                                         139.82%
-------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown.
  * Commencement of operations.


               9 Travelers Series Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)



                    Value of $10,000 Invested in Shares of
               MFS Total Return Portfolio vs. S&P 500 Index and
                 Lehman Brothers Government/Credit Bond Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2003

                       [CHART]

                                                Lehman Brothers
          MFS Total Return                     Government/Credit
             Portfolio       S&P 500 Index        Bond Index
          ----------------   -------------   --------------------
6/16/94       $10,000          $10,000             $10,000
10/94           9,980           10,324              10,075
10/95          11,589           13,053              11,704
10/96          13,577           16,018              12,335
10/97          16,380           21,159              13,423
10/98          18,172           25,817              14,802
10/99          19,557           32,442              14,703
10/00          22,054           36,888              15,750
10/01          22,005           27,707              18,163
10/02          21,214           23,525              19,161
10/31/03       23,982           28,416              20,344



+Hypothetical illustration of $10,000 invested in shares of the MFS Total
 Return Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Credit Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges, and surrender charges which, if reflected, would reduce the performance shown.


             10    Travelers Series Fund Inc. | 2003 Annual Report

                      TRAVELERS MANAGED INCOME PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

  Twelve Months Ended 10/31/03                                         10.85%
  ---------------------------------------------------------------------------
  Five Years Ended 10/31/03                                             5.13
  ---------------------------------------------------------------------------
  6/16/94* through 10/31/03                                             6.18
  ---------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

  6/16/94* through 10/31/03                                            75.42%
  ---------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown.
  * Commencement of operations.

              11 Travelers Series Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
                    Travelers Managed Income Portfolio vs.
          Lehman Brothers Intermediate Government/Credit Bond Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2003

                  [CHART]

                                      Lehman Brothers
             Travelers Managed    Intermediate Government/
             Income Portfolio        Credit Bond Index
             -----------------    ------------------------
 6/16/1994        $10,000                 $10,000
   10/1994         10,040                  10,143
   10/1995         11,313                  13,032
   10/1996         11,835                  13,862
   10/1997         12,923                  15,154
   10/1998         13,661                  17,129
   10/1999         13,900                  17,418
   10/2000         14,533                  18,742
   10/2001         16,495                  21,411
   10/2002         15,825                  22,677
10/31/2003         17,542                  23,908


+Hypothetical illustration of $10,000 invested in shares of the Travelers
 Managed Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The Lehman Brothers Intermediate Government/Credit Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges, and surrender charges which, if reflected, would reduce the performance shown.


             12    Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2003

                          MFS TOTAL RETURN PORTFOLIO

SHARES                SECURITY                   VALUE
---------------------------------------------------------
COMMON STOCK -- 54.9%
Aerospace and Defense -- 0.1%
 17,200 Honeywell International Inc.          $   526,492
---------------------------------------------------------
Banks -- 5.1%
 96,799 Bank of America Corp.                   7,330,588
146,700 Bank One Corp.                          6,227,415
225,000 FleetBoston Financial Corp.             9,087,750
432,300 Mellon Financial Corp.                 12,912,801
 23,800 The PNC Financial Services Group        1,274,966
 73,200 SouthTrust Corp.                        2,331,420
 95,000 SunTrust Banks, Inc.                    6,371,650
105,946 U.S. Bancorp                            2,883,850
 51,500 Wachovia Corp.                          2,362,305
---------------------------------------------------------
                                               50,782,745
---------------------------------------------------------
Beverages -- 0.2%
 42,440 PepsiCo, Inc.                           2,029,481
---------------------------------------------------------
Chemicals -- 1.7%
 82,000 Air Products and Chemicals, Inc.        3,723,620
123,500 The Dow Chemical Co.                    4,654,715
119,780 Lyondell Chemical Co.                   1,712,854
 76,300 PPG Industries, Inc.                    4,398,695
 36,400 Praxair, Inc.                           2,532,712
---------------------------------------------------------
                                               17,022,596
---------------------------------------------------------
Computers and Peripherals -- 0.7%
186,200 Hewlett-Packard Co.                     4,154,122
 35,200 International Business Machines Corp.   3,149,696
---------------------------------------------------------
                                                7,303,818
---------------------------------------------------------
Containers and Packaging -- 0.7%
354,700 Owens-Illinois, Inc. (a)                4,362,810
170,700 Smurfit-Stone Container Corp. (a)       2,645,850
---------------------------------------------------------
                                                7,008,660
---------------------------------------------------------
Diversified Financials -- 3.7%
 96,800 Fannie Mae                              6,939,592
 57,900 Franklin Resources, Inc.                2,745,618
 92,530 Freddie Mac                             5,193,709
 84,400 J.P. Morgan Chase & Co.                 3,029,960
208,300 Merrill Lynch & Co., Inc.              12,331,360
 86,300 Morgan Stanley                          4,735,281
 33,200 T. Rowe Price Group Inc.                1,366,180
---------------------------------------------------------
                                               36,341,700
---------------------------------------------------------

                      See Notes to Financial Statements.

              13 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

SHARES                 SECURITY                    VALUE
--------------------------------------------------------------
Diversified Telecommunication Services -- 3.6%
531,180       AT&T Corp.                       $    9,874,636
151,900       BellSouth Corp.                       3,996,489
259,324       SBC Communications Inc.               6,218,590
459,434       Verizon Communications Inc.          15,436,982
------------------------------------------------------------
                                                   35,526,697
------------------------------------------------------------
Electric Utilities -- 1.6%
 34,800       Entergy Corp.                         1,875,720
 44,400       Exelon Corp.                          2,817,180
 17,300       FPL Group, Inc.                       1,102,702
  8,300       Pinnacle West Capital Corp.             303,448
 71,400       PPL Corp.                             2,850,288
319,700       TXU Corp.                             7,295,554
------------------------------------------------------------
                                                   16,244,892
------------------------------------------------------------
Electrical Equipment -- 0.4%
 72,800       Emerson Electric Co.                  4,131,400
------------------------------------------------------------
Energy Equipment and Services -- 3.7%
 81,500       BJ Services Co. (a)                   2,674,015
 72,460       Cooper Cameron Corp. (a)              3,102,737
372,600       GlobalSantaFe Corp.                   8,387,226
361,470       Noble Corp. (a)                      12,409,265
225,300       Schlumberger Ltd.                    10,582,341
------------------------------------------------------------
                                                   37,155,584
------------------------------------------------------------
Food and Drug Retailing -- 0.8%
457,090       The Kroger Co. (a)                    7,994,504
 23,500       Rite Aid Corp. (a)                      134,655
------------------------------------------------------------
                                                    8,129,159
------------------------------------------------------------
Food Products -- 0.9%
253,397       Archer-Daniels-Midland Co.            3,636,247
150,900       Kellogg Co.                           4,999,317
------------------------------------------------------------
                                                    8,635,564
------------------------------------------------------------
Gas Utilities -- 0.8%
101,000       National Fuel Gas Co.                 2,257,350
215,624       NiSource Inc.                         4,465,573
 40,400       WGL Holdings Inc.                     1,117,060
------------------------------------------------------------
                                                    7,839,983
------------------------------------------------------------
Healthcare Equipment and Supplies -- 0.4%
150,500       Baxter International Inc.             4,000,290
------------------------------------------------------------


                      See Notes to Financial Statements.


              14 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                          MFS TOTAL RETURN PORTFOLIO

SHARES                    SECURITY                       VALUE
----------------------------------------------------------------------
Healthcare Providers and Services -- 0.3%
214,300 Tenet Healthcare Corp. (a)                   $   2,957,340
------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 0.8%
163,000 Hilton Hotels Corp.                              2,581,920
169,500 McDonald's Corp.                                 4,239,195
 39,800 Starwood Hotels & Resorts Worldwide, Inc.        1,342,454
------------------------------------------------------------------
                                                         8,163,569
------------------------------------------------------------------
Household Durables -- 0.3%
148,500 Newell Rubbermaid Inc.                           3,385,800
------------------------------------------------------------------
Household Products -- 1.3%
 13,000 Colgate-Palmolive Co.                              691,470
176,300 The Kimberly-Clark Corp.                         9,310,403
 32,300 The Procter & Gamble Co.                         3,174,767
------------------------------------------------------------------
                                                        13,176,640
------------------------------------------------------------------
Industrial Conglomerates -- 1.2%
247,700 General Electric Co.                             7,185,777
244,200 Tyco International Ltd.                          5,098,896
------------------------------------------------------------------
                                                        12,284,673
------------------------------------------------------------------
Insurance -- 3.1%
292,670 Allstate Corp.                                  11,560,465
 75,100 The Chubb Corp.                                  5,017,431
169,840 The Hartford Financial Services Group, Inc.      9,324,216
102,330 MetLife, Inc.                                    3,213,162
 45,020 Nationwide Financial Services, Inc.              1,529,330
------------------------------------------------------------------
                                                        30,644,604
------------------------------------------------------------------
Machinery -- 0.4%
 58,900 Deere & Co.                                      3,570,518
------------------------------------------------------------------
Media -- 4.1%
343,810 Comcast Corp., Special Class A Shares (a)       11,215,082
 95,100 Cox Communications, Inc., Class A Shares (a)     3,240,057
104,000 The New York Times Co., Class A Shares           4,943,120
110,500 Tribune Co.                                      5,420,025
304,708 Viacom Inc., Class B Shares                     12,148,708
160,800 The Walt Disney Co.                              3,640,512
------------------------------------------------------------------
                                                        40,607,504
------------------------------------------------------------------
Metals and Mining -- 0.9%
265,200 Alcoa Inc.                                       8,372,364
  8,900 Phelps Dodge Corp. (a)                             549,486
------------------------------------------------------------------
                                                         8,921,850
------------------------------------------------------------------

                      See Notes to Financial Statements.

              15 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

SHARES               SECURITY                   VALUE
----------------------------------------------------------
Multi-Utilities -- 0.5%
929,100 Calpine Corp. (a)                   $   4,283,151
 43,200 Duke Energy Corp.                         784,080
---------------------------------------------------------
                                                5,067,231
---------------------------------------------------------
Multiline Retail -- 1.3%
 51,800 The May Department Stores Co.           1,448,328
225,500 Sears, Roebuck & Co.                   11,868,065
---------------------------------------------------------
                                               13,316,393
---------------------------------------------------------
Oil and Gas -- 4.2%
218,106 BP PLC, Sponsored ADR                   9,243,332
 45,500 ConocoPhillips                          2,600,325
205,210 Devon Energy Corp.                      9,952,685
323,606 Exxon Mobil Corp.                      11,837,508
219,210 Occidental Petroleum Corp.              7,729,345
---------------------------------------------------------
                                               41,363,195
---------------------------------------------------------
Paper and Forest Products -- 0.9%
 77,800 Bowater Inc.                            3,176,574
143,300 International Paper Co.                 5,638,855
---------------------------------------------------------
                                                8,815,429
---------------------------------------------------------
Personal Products -- 0.3%
 89,400 The Gillette Co.                        2,851,860
---------------------------------------------------------
Pharmaceuticals -- 4.5%
 12,300 Bristol-Myers Squibb Co.                  312,051
100,000 Eli Lily & Co.                          6,662,000
179,000 Johnson & Johnson                       9,009,070
      1 Medco Health Solutions, Inc. (a)               33
127,600 Merck & Co. Inc.                        5,646,300
316,600 Pfizer Inc.                            10,004,560
605,900 Schering-Plough Corp.                   9,252,093
 81,100 Wyeth                                   3,579,754
---------------------------------------------------------
                                               44,465,861
---------------------------------------------------------
Real Estate -- 0.4%
143,200 Equity Residential Properties Trust     4,188,600
  5,700 Healthcare Realty Trust, Inc.             192,375
---------------------------------------------------------
                                                4,380,975
---------------------------------------------------------
Road and Rail -- 0.9%
167,600 Burlington Northern Santa Fe Corp.      4,850,344
 69,100 Union Pacific Corp.                     4,325,660
---------------------------------------------------------
                                                9,176,004
---------------------------------------------------------


                      See Notes to Financial Statements.


              16 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

 SHARES                SECURITY                  VALUE
----------------------------------------------------------
Semiconductor Equipment and Products -- 0.8%
   17,900  Intel Corp.                       $     591,595
   28,500  Novellus Systems, Inc. (a)            1,176,765
  210,500  Texas Instruments Inc.                6,087,660
---------------------------------------------------------
                                                 7,856,020
---------------------------------------------------------
Software -- 1.0%
  318,900  Microsoft Corp.                       8,339,235
  145,470  Network Associates, Inc. (a)          2,026,397
---------------------------------------------------------
                                                10,365,632
---------------------------------------------------------
Specialty Retail -- 0.6%
  105,400  The Home Depot, Inc.                  3,907,178
  126,800  Limited Brands                        2,231,680
---------------------------------------------------------
                                                 6,138,858
---------------------------------------------------------
Tobacco -- 0.4%
   96,000  Altria Group, Inc.                    4,464,000
---------------------------------------------------------
Wireless Telecommunication Services -- 2.3%
1,397,265  AT&T Wireless Services Inc. (a)      10,130,171
  128,240  Telephone and Data Systems Inc.       8,027,824
  207,554  Vodafone Group PLC, Sponsored ADR     4,389,767
---------------------------------------------------------
                                                22,547,762
---------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $503,956,485)              547,200,779
---------------------------------------------------------
FOREIGN COMMON STOCK -- 1.6%
Australia -- 0.3%
  315,700  BHP Billiton Ltd.                     2,620,158
---------------------------------------------------------
Netherlands -- 0.1%
   27,700  Akzo Nobel N.V. (b)                     874,782
---------------------------------------------------------
Switzerland -- 0.4%
  101,200  Novartis AG                           3,851,131
---------------------------------------------------------
United Kingdom -- 0.8%
  188,000  Diageo PLC                            2,209,552
  756,300  Reed Elsevier PLC                     5,874,523
---------------------------------------------------------
                                                 8,084,075
---------------------------------------------------------
           TOTAL FOREIGN COMMON STOCK
           (Cost -- $14,771,421)                15,430,146
---------------------------------------------------------


                      See Notes to Financial Statements.


              17 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

  SHARES                                SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.6%
Communications Equipment -- 0.2%
     53,200 Motorola, Inc., 7.000% due 11/16/04                              $   2,249,828
------------------------------------------------------------------------------------------
Insurance -- 0.4%
     51,200 The Chubb Corp., 7.000% due 11/16/05                                 1,420,800
     47,000 The Hartford Financial Services Group, Inc., 6.000% due 11/16/06     2,583,590
------------------------------------------------------------------------------------------
                                                                                 4,004,390
------------------------------------------------------------------------------------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $5,926,224)                                                 6,254,218
------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 25.6%
            U.S. Treasury Notes:
$ 9,995,000   1.625% due 3/31/05 (b)                                            10,016,869
  1,725,000   1.250% due 5/31/05                                                 1,716,444
  3,004,000   5.750% due 11/15/05 (b)                                            3,237,282
  2,913,000   6.875% due 5/15/06 (b)                                             3,252,662
  1,719,000   4.375% due 5/15/07 (b)                                             1,819,321
  3,098,000   3.250% due 8/15/07 (b)                                             3,152,339
  9,974,000   3.000% due 11/15/07 (b)                                           10,025,436
  3,046,563   4.250% due 1/15/10 (b)                                             3,551,391
  4,801,268   3.000% due 7/15/12 (b)                                             5,255,703
  4,894,000   4.000% due 11/15/12 (b)                                            4,821,549
 11,282,000   3.875% due 2/15/13 (b)                                            10,971,305
            U.S. Treasury Bonds:
  6,558,000   8.000% due 11/15/21 (b)                                            8,791,051
 11,015,000   6.250% due 8/15/23 (b)                                            12,434,911
    425,000   6.250% due 5/15/30 (b)                                               486,077
  2,075,000   5.375% due 2/15/31 (b)                                             2,144,950
  1,905,000 Federal Home Loan Bank, 2.875% due 9/15/06                           1,916,723
            Federal Home Loan Mortgage Corp. (FHLMC):
 10,656,000   7.000% due 7/15/05                                                11,556,357
  2,663,000   2.375% due 4/15/06                                                 2,666,398
  5,138,000   5.500% due 7/15/06                                                 5,541,400
    372,000   6.000% due 6/15/11                                                   410,954
    203,225   6.500% due 12/1/15                                                   213,307
    634,395   5.000% due 5/1/18                                                    644,855
  5,987,092   5.500% due 5/1/33                                                  6,041,867
  4,089,087   5.000% due 9/1/33                                                  4,028,103
            Federal National Mortgage Association (FNMA):
  2,119,000   5.250% due 4/15/07                                                 2,280,313
  1,890,000   6.000% due 5/15/08                                                 2,094,817
  1,400,000   5.722% due 2/1/09                                                  1,500,125


                      See Notes to Financial Statements.


              18 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 25.6% (continued)
$10,141,000             6.625% due 9/15/09 to 11/15/10                             $  11,594,437
  5,955,000             6.125% due 3/15/12                                             6,612,337
  7,331,989             6.000% due 7/1/16 to 3/1/17                                    7,628,940
 11,515,341             5.500% due 11/1/16 to 2/1/18                                  11,864,152
  9,750,352             5.000% due 11/1/17 to 2/1/18                                   9,910,259
  4,389,713             4.500% due 4/1/18 to 7/1/18                                    4,390,139
  1,449,000             4.080% due 4/25/31                                             1,459,589
  2,912,860             7.500% due 10/1/29 to 1/1/32                                   3,105,163
 17,321,043             6.500% due 11/1/28 to 8/1/32                                  18,004,285
 17,531,821             6.000% due 2/1/32 to 3/1/33                                   18,006,278
 20,465,888             5.500% due 2/1/33 to 7/1/33                                   20,669,886
                      Government National Mortgage Association (GNMA):
    985,536             6.500% due 3/15/28 to 12/15/28                                 1,033,319
    616,033             7.000% due 8/15/32                                               652,757
  2,136,111             6.500% due 3/15/33                                             2,237,314
  3,715,808             6.000% due 3/20/31 to 4/15/33                                  3,836,563
 13,395,773             5.500% due 11/15/32 to 8/15/33                                13,584,444
------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS (Cost -- $253,927,959)                             255,162,371
------------------------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(c)                           SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 12.1%
Aerospace and Defense -- 0.4%
    931,000 Baa1*     BAE Systems Holdings Inc., Notes, 6.400% due 12/15/11 (d)          999,330
  1,233,000 BBB       Northrop Grumman Corp., Sr. Unsecured Debentures,
                       7.750% due 2/15/31                                              1,493,632
  1,143,000 BBB-      Raytheon Co., Sr. Unsecured Notes, 6.150% due 11/1/08            1,232,984
------------------------------------------------------------------------------------------------
                                                                                       3,725,946
------------------------------------------------------------------------------------------------
Airlines -- 0.0%
    266,986 BBB+      Continental Airlines Inc., Series 981A, 6.648% due 9/15/17         261,136
    300,000 C*        Jet Equipment Trust, Series 95-D, 11.440% due 11/1/14 (d)(e)         1,500
------------------------------------------------------------------------------------------------
                                                                                         262,636
------------------------------------------------------------------------------------------------
Bank/Finance -- 3.4%
    801,000 A         Abbey National Capital Trust I, Stocks,
                       8.963% due 12/29/49 (f)                                         1,066,281
  2,500,000 AAA       AIG SunAmerica Global Financing II, Sr. Notes,
                       7.600% due 6/15/05 (d)                                          2,731,642
  1,951,000 Aa3*      Bank of America Corp., Jr. Unsecured Sub. Notes,
                       7.400% due 1/15/11                                              2,280,452


                      See Notes to Financial Statements.


              19 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT   RATING(c)                          SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Bank/Finance -- 3.4% (continued)
$2,300,000 A         Boeing Capital Corp., Notes, 6.500% due 2/15/12             $ 2,522,435
 1,282,000 A         Countrywide Home Loans, Inc., Unsecured Notes,
                      6.850% due 6/15/04                                           1,323,584
                     CS First Boston (USA), Inc.:
   475,000 Aa3*        Notes, 6.125% due 11/15/11                                    514,147
 1,621,000 Aa3*        Unsecured Notes, 6.500% due 1/15/12                         1,792,978
   726,000 A1*       DBS Capital Funding Corp., Sub. Bonds,
                      7.657% due 3/15/49 (d)(f)                                      816,472
                     Ford Motor Credit Co.:
                       Notes:
   800,000 A3*          7.875% due 6/15/10                                           838,002
   582,000 A3*          7.000% due 10/1/13                                           573,138
                       Unsecured Notes:
   833,000 A3*          6.875% due 2/1/06                                            872,263
 1,756,000 Baa1*        7.450% due 7/16/31                                         1,581,722
                     GE Capital Corp.:
   313,000 AAA         8.750% due 5/21/07                                            371,436
 1,232,000 AAA         Series A, Notes, 7.500% due 5/15/05                         1,338,855
   553,000 AAA         Unsecured Debentures, 8.500% due 7/24/08                      664,518
                     General Motors Acceptance Corp.:
   657,000 A3*         Bonds, 8.000% due 11/1/31                                     677,574
 1,085,000 A3*         Notes, 7.250% due 3/2/11                                    1,144,926
 2,500,000 AAA       KFW International Finance Inc., Notes, 4.250% due 4/18/05     2,592,197
                     Lehman Brothers Holdings Inc.:
   711,000 A1*         Sr. Unsecured Notes, 7.750% due 1/15/05                       766,149
   771,000 A1*         Sr. Unsecured Unsub. Notes, 8.250% due 6/15/07                899,926
   599,000 BBB+      MidAmerican Funding LLC., Sr. Secured Bonds,
                      6.927% due 3/1/29                                              646,546
 1,514,000 Aa3*      Morgan Stanley, Unsecured Unsub. Bonds,
                      6.100% due 4/15/06                                           1,641,754
                     Pemex Project Funding Master Trust, Unsecured Unsub. Notes:
 1,158,000 Baa1*       9.125% due 10/13/10                                         1,367,888
   166,000 Baa1*       8.625% due 2/1/22                                             181,770
 1,412,000 A1*       Unicredito Italiano Capital Trust II, Non-Cumulative Trust
                      Preferred Security, 9.200% due 10/29/49 (d)(f)               1,757,800
 2,874,000 Aa1*      Wells Fargo Bank N.A., Unsecured Sub. Notes,
                      7.800% due 6/15/10 (f)                                       3,124,506
--------------------------------------------------------------------------------------------
                                                                                  34,088,961
--------------------------------------------------------------------------------------------
Chemicals -- 0.1%
   659,000 A-        The Dow Chemical Co., Notes, 5.750% due 12/15/08                701,615
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


              20 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT    RATING(c)                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 2.3%
$   891,191 Aaa*      Bear Stearns Commercial Mortgage Securities,
                       Series 1999-WF2, Class A1, 6.800% due 9/15/08                $  954,627
    260,593 AAA       Beneficial Mortgage Corp., Series 1997-2, Class A,
                       1.240% due 9/28/37 (f)                                          258,490
    234,383 BBB       Blackrock Capital Finance L.P., Series 1996-R1, Class B2,
                       7.750% due 9/25/26                                              216,796
  2,750,000 AAA       Capital One Auto Finance Trust, Series 2002-A, Class A4,
                       4.790% due 1/15/09                                            2,866,810
  2,680,831 Aaa*      Certificates Funding Corp., Series 1997-1, Class A2,
                       6.716% due 12/19/04                                           2,754,790
                      Chase Commercial Mortgage Securities Corp.:
  1,167,000 AAA         Series 1998-2, Class A2, 6.390% due 11/18/30                 1,294,552
    310,458 Aaa*        Series 2000-2, Class A1, 7.543% due 7/15/32                    344,949
    219,628 Aaa*      Chase Mortgage Finance Corp., Series 2002-S2, Class A1,
                       6.000% due 2/25/17                                              221,652
  1,562,068 Aaa*      Countrywide Alternative Loan Trust, Series 2000-1, Class A5,
                       8.000% due 7/25/30                                            1,581,953
                      CRIIMI MAE Commercial Mortgage Trust:
    420,000 AAA         Series 1998-1, Class C, 6.701% due 6/20/30                     455,634
  2,150,000 A+          Series 1998-C1, Class A2, 7.000% due 6/2/33                  2,319,216
  1,178,000 Aaa*      Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1,
                       Class A2, 6.538% due 6/15/31                                  1,289,377
    480,762 AAA       First Union-Lehman Brothers Bank of America Commercial
                       Mortgage Trust, Series 1998-C2, Class A2,
                       6.560% due 11/18/35                                             535,635
    428,148 Aaa*      First Union-Lehman Brothers Commercial Mortgage Trust,
                       Series 1997-C1, Class A3, 7.380% due 4/18/29                    481,091
    904,618 AAA       GS Mortgage Securities Corp., II, Series 1998-C1, Class A1,
                       6.060% due 10/18/30                                             947,824
    396,000 AAA       J.P. Morgan Commercial Mortgage Finance Corp.,
                       Series 1998-C6, Class A3, 6.613% due 1/15/30                    438,787
    471,000 AAA       Merrill Lynch Mortgage Investors, Inc., Series 1998-C2,
                       Class A2, 6.390% due 2/15/30                                    515,102
 38,526,192 NR        Morgan Stanley Capital 1, Inc., Series 1998-HF2, Class X,
                       0.667% due 11/15/30                                           1,138,846
  1,406,662 AAA       Mortgage Capital Funding, Inc., Series 1998-MC3, Class A2,
                       6.337% due 11/18/31                                           1,552,255
    353,314 AAA       Multi-Family Capital Access One, Inc., Series 1, Class A,
                       6.650% due 1/15/24                                              393,104
    500,000 AAA       Providian Gateway Master Trust, Series 2000-B, Class A,
                       1.400% due 3/16/09                                              502,570
    481,041 AAA       Residential Accredit Loans, Inc., Series 1998-QS4, Class AI5,
                       7.000% due 3/25/28                                              488,293


                      See Notes to Financial Statements.


              21 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT   RATING(c)                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 2.3% (continued)
$  479,256 AAA       Residential Funding Mortgage Securities, Series 2001-S28,
                      Class A1, 6.000% due 12/25/16                               $   481,085
   440,765 AAA       Summit Acceptance Auto Receivables Trust, Series 2000-A,
                      Class A4, 7.510% due 2/15/07                                    456,932
   787,000 AAA       Wells Fargo Mortgage Backed Securities Trust, Series 2002-6,
                      Class A3, 6.000% due 3/25/17                                    803,705
---------------------------------------------------------------------------------------------
                                                                                   23,294,075
---------------------------------------------------------------------------------------------
Commercial Services -- 0.1%
   645,000 Baa1*     Cendant Corp., Sr. Unsecured Notes, 6.875% due 8/15/06           709,323
---------------------------------------------------------------------------------------------
Entertainment/Media -- 0.5%
   150,000 BBB-      A.H. Belo Corp., Sr. Unsecured Unsub. Debentures,
                      7.750% due 6/1/27                                               170,567
   157,000 BBB+      AOL Time Warner Inc., Sr. Unsecured Notes,
                      6.150% due 5/1/07                                               170,837
 1,263,000 BBB       Cox Communications, Inc., Sr. Unsecured Notes,
                      7.750% due 11/1/10                                            1,487,182
 1,073,000 BBB-      News America, Inc., Sr. Unsecured Notes, 6.703% due 5/21/04    1,097,815
   484,000 BBB+      Time Warner Entertainment Co. L.P., Notes,
                      10.150% due 5/1/12                                              642,374
   426,000 BBB+      Time Warner Inc., Sr. Unsecured Debentures,
                      6.875% due 6/15/18                                              459,694
   600,000 BBB+      Turner Broadcasting System, Inc., Notes, Class A,
                      8.375% due 7/1/13                                               723,264
   311,000 BBB+      The Walt Disney Co., Sr. Unsecured Notes, Series B,
                      6.750% due 3/30/06                                              339,545
---------------------------------------------------------------------------------------------
                                                                                    5,091,278
---------------------------------------------------------------------------------------------
Food and Beverages -- 0.1%
   602,000 A3*       Kraft Foods Inc., Notes, 6.250% due 6/1/12                       649,780
---------------------------------------------------------------------------------------------
Gaming -- 0.1%
   778,000 BB+       MGM MIRAGE, Sr. Unsecured Notes, 8.500% due 9/15/10              885,948
---------------------------------------------------------------------------------------------
Healthcare -- 0.2%
                     HCA Inc.:
   260,000 BBB-        Sr. Unsecured Notes, 8.750% due 9/1/10                         299,657
 1,489,000 BBB-        Unsecured Notes, 6.950% due 5/1/12                           1,544,449
---------------------------------------------------------------------------------------------
                                                                                    1,844,106
---------------------------------------------------------------------------------------------
Machinery -- 0.1%
   630,000 BBB       Kennametal Inc., Sr. Unsecured Notes, 7.200% due 6/15/12         666,283
---------------------------------------------------------------------------------------------
Oil and Gas -- 0.6%
 1,700,000 BBB       Amerada Hess Corp., Unsecured Notes, 7.300% due 8/15/31        1,712,877
 1,492,000 BBB       Devon Financing Corp., ULC, Unsecured Unsub. Notes,
                      6.875% due 9/30/11                                            1,686,290
 2,367,000 A-        Phillips Petroleum Co., Unsecured Notes,
                      8.500% due 5/25/05                                            2,604,012
---------------------------------------------------------------------------------------------
                                                                                    6,003,179
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


              22 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT   RATING(c)                            SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Paper and Forest Products -- 0.2%
$  748,000 BBB       MeadWestvaco Corp., Unsecured Debentures,
                      6.800% due 11/15/32                                           $  764,757
 1,500,000 BBB       Weyerhaeuser Co., Unsecured Unsub. Notes,
                      6.750% due 3/15/12                                             1,626,416
----------------------------------------------------------------------------------------------
                                                                                     2,391,173
----------------------------------------------------------------------------------------------
Pipelines -- 0.1%
   290,000 BBB       CenterPoint Energy Resources Corp., Sr. Mortgage Notes,
                      7.875% due 4/1/13 (d)                                            330,082
   985,000 BBB+      Kinder Morgan Energy Partners, L.P., Sr. Unsecured Bonds,
                      7.750% due 3/15/32                                             1,164,429
----------------------------------------------------------------------------------------------
                                                                                     1,494,511
----------------------------------------------------------------------------------------------
Real Estate -- 0.5%
   817,000 BBB+      EOP Operating, L.P., Unsecured Notes, 6.800% due 1/15/09          913,801
 2,117,000 BBB       Simon Property Group, Inc., Unsecured Notes,
                      6.750% due 2/9/04                                              2,145,844
 1,555,000 A         Socgen Real Estate Co. LLC, Non-Cumulative Preferred Security,
                      Series A, 7.640% due 12/29/49 (d)(f)                           1,754,845
----------------------------------------------------------------------------------------------
                                                                                     4,814,490
----------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.2%
 1,500,000 BBB       Vornado Realty L.P., Sr. Unsecured Unsub. Notes,
                      5.625% due 6/15/07                                             1,585,611
----------------------------------------------------------------------------------------------
Road and Rail -- 0.1%
 1,285,000 BBB       Union Pacific Corp., Notes, Series E, 6.340% due 11/25/03       1,288,191
----------------------------------------------------------------------------------------------
Special Purpose -- 0.1%
   623,000 A2*       Natexis AMBS Co., LLC, 8.440% due 12/29/49 (d)(f)                 731,036
   600,000 A+        Prudential Funding LLC, Notes, 6.600% due 5/15/08 (d)             669,220
----------------------------------------------------------------------------------------------
                                                                                     1,400,256
----------------------------------------------------------------------------------------------
Telecommunications -- 1.2%
   558,000 A         ALLTEL Corp., Sr. Unsecured Notes, 7.875% due 7/1/32              677,704
                     AT&T Wireless Services Inc., Sr. Unsecured Unsub. Notes:
   410,000 BBB         7.350% due 3/1/06                                               450,140
   581,000 BBB         8.750% due 3/1/31                                               701,119
                     Citizens Communications Co.:
   623,000 BBB         Sr. Unsecured Notes, 8.500% due 5/15/06                         704,211
 1,366,000 BBB         Sr. Unsecured Unsub. Notes, 7.625% due 8/15/08                1,569,880
   737,000 BBB       PCCW Capital II Ltd., Notes, 6.000% due 7/15/13 (d)               737,458
                     Sprint Capital Corp.:
   570,000 BBB-        6.875% due 11/15/28                                             538,264
   334,000 BBB-        Sr. Unsecured Notes, 7.125% due 1/30/06                         361,343


                      See Notes to Financial Statements.


              23 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT   RATING(c)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Telecommunications -- 1.2% (continued)
$3,319,000 BB+       TCI Communications Inc., Preferred Security,
                      9.650% due 3/31/27                                            $  4,053,329
 2,096,000 A+        Verizon New York Inc., Sr. Unsecured Debentures, Series A,
                      6.875% due 4/1/12                                                2,303,881
------------------------------------------------------------------------------------------------
                                                                                      12,097,329
------------------------------------------------------------------------------------------------
Utilities -- 1.5%
   388,000 BBB       Cleveland Electric Illuminating Co., Mortgage Bonds, Series E,
                      9.000% due 7/1/23                                                  407,257
 1,500,000 BBB       DTE Energy Co., Sr. Unsecured Unsub. Notes,
                      7.050% due 6/1/11                                                1,696,740
   471,000 BBB+      Entergy Mississippi Inc., Mortgage Bonds, 6.200% due 5/1/04         480,793
   350,000 Baa2*     FirstEnergy Corp., Sr. Unsecured Unsub. Notes, Series B,
                      6.450% due 11/15/11                                                372,482
   230,284 BBB-      GG1B Funding Corp., Secured Bonds, 7.430% due 1/15/11               236,112
   236,000 BBB-      Gulf States Utilities, Mortgages, Series A, 8.250% due 4/1/04       242,266
 1,250,000 A+        Hydro-Quebec, Notes, Series JL, 6.300% due 5/11/11                1,404,761
                     MidAmerican Energy Holdings Co., Sr. Unsecured Notes:
   544,000 BBB-        3.500% due 5/15/08                                                529,445
   268,000 BBB-        5.875% due 10/1/12                                                277,773
                     Niagara Mohawk Power Corp.:
 1,033,000 A           Bonds, 8.770% due 1/1/18                                        1,077,195
   271,000 A+          Secured Mortgage Bonds, 7.750% due 5/15/06                        305,059
   389,554 Baa1*     Northeast Utilities, Notes, Series A, 8.580% due 12/1/06            426,761
 1,392,000 Baa1*     Oncor Electric Delivery Co., Sr. Secured Notes,
                      7.000% due 5/1/32                                                1,523,178
                     Progress Energy, Inc., Sr. Unsecured Notes:
   458,000 Baa2*       7.100% due 3/1/11                                                 517,493
 1,292,000 Baa2*       6.850% due 4/15/12                                              1,439,797
 1,344,000 Baa1*     PSE&G Power LLC, Sr. Unsecured Notes,
                      8.625% due 4/15/31                                               1,714,621
   858,000 BBB       Toledo Edison Co., Mortgage Bonds, 7.875% due 8/1/04                894,432
   796,243 BBB-      Waterford 3 Funding - Entergy Louisiana Inc., Bonds,
                      8.090% due 1/2/17                                                  907,753
------------------------------------------------------------------------------------------------
                                                                                      14,453,918
------------------------------------------------------------------------------------------------
Waste Disposal -- 0.3%
                     Waste Management, Inc.:
 1,274,000 BBB         Sr. Unsecured Notes, 7.000% due 10/1/04                         1,328,065
 1,504,000 BBB         Sr. Unsecured Unsub. Notes, 7.375% due 8/1/10                   1,741,649
------------------------------------------------------------------------------------------------
                                                                                       3,069,714
------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $114,061,023)                                          120,518,323
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


              24 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT    RATING(c)                        SECURITY                            VALUE
------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 0.6%
France -- 0.1%
$ 1,000,000 BBB       France Telecom SA, Sr. Unsecured Notes,
                       9.750% due 3/1/31 (f)                                  $  1,324,347
------------------------------------------------------------------------------------------
Italy -- 0.1%
  1,500,000 AA        Republic of Italy, Notes, 4.625% due 6/15/05               1,565,552
------------------------------------------------------------------------------------------
Luxembourg -- 0.1%
    816,000 AAA       AIG SunAmerica Institutional Funding II, Secured Notes,
                       5.750% due 2/16/09                                          878,818
------------------------------------------------------------------------------------------
Mexico -- 0.1%
                      United Mexican States:
    236,000 Baa2*       Bonds, Series A, 8.000% due 9/24/22                        257,830
    333,000 Baa2*       Notes, 8.125% due 12/30/19                                 369,630
------------------------------------------------------------------------------------------
                                                                                   627,460
------------------------------------------------------------------------------------------
Netherlands -- 0.1%
    500,000 BBB+      Deutsche Telekom International Finance BV, Unsecured
                       Unsub. Bonds, 8.750% due 6/15/30 (f)                        631,261
------------------------------------------------------------------------------------------
United Kingdom -- 0.1%
    975,000 Aa3*      Barclays Bank PLC ADR, Notes, 6.860% due 9/29/49 (d)(f)    1,055,803
------------------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS AND NOTES
                      (Cost -- $5,780,048)                                       6,083,241
------------------------------------------------------------------------------------------
                      SUB-TOTAL INVESTMENTS
                      (Cost -- $898,423,160)                                   950,649,078
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%
Commercial Paper -- 4.6%
 45,788,000           Federal National Mortgage Association Discount Notes,
                       0.000% due 11/3/03 (Cost -- $45,785,583)                 45,785,583
------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS--100.0%
                      (Cost -- $944,208,743**)                                $996,434,661
------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 6).
(c) All ratings are by Standard & Poor's Rating Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Security is currently in default.
(f) Variable rate security.
**  Aggregate cost for Federal income tax purposes is $957,170,330.

  See pages 33 and 34 for definitions of ratings.

  Abbreviation used in this schedule:
  ADR -- American Depositary Receipt


                      See Notes to Financial Statements.


              25 Travelers Series Fund Inc. | 2003 Annual Report

 LOANED SECURITIES COLLATERAL                                   OCTOBER 31, 2003

                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT                               SECURITY                                VALUE
----------------------------------------------------------------------------------------
$85,031,859 State Street Navigator Securities Lending Trust Prime Portfolio
            (Cost -- $85,031,859)                                           $85,031,859
---------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              26 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003


                      TRAVELERS MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT                                       SECURITY                              VALUE
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 33.7%
                      U.S. Treasury Notes:
$26,000,000             1.625% due 4/30/05                                        $26,041,652
 16,000,000             6.500% due 10/15/06                                        17,881,264
 25,000,000             5.625% due 5/15/08                                         27,680,675
    100,000             4.250% due 8/15/13                                             99,625
 21,000,000           U.S. Treasury Strips, zero coupon due 5/15/13                13,599,390
---------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS (Cost -- $87,166,857)                            85,302,606
---------------------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 46.5%
Aerospace/Defense -- 3.2%
  4,200,000 BBB       Northrop Grumman Corp., Notes, 8.625% due 10/15/04            4,470,253
  3,600,000 BBB-      Raytheon Co., Notes, 5.700% due 11/1/03                       3,600,000
---------------------------------------------------------------------------------------------
                                                                                    8,070,253
---------------------------------------------------------------------------------------------
Automotive -- 1.9%
  5,000,000 A3*       DaimlerChrysler North America Holding Corp., Notes,
                       4.050% due 6/4/08                                            4,838,300
---------------------------------------------------------------------------------------------
Containers -- 0.3%
    700,000 BBB       Sealed Air Corp., Sr. Notes, 5.625% due 7/15/13 (b)             706,690
---------------------------------------------------------------------------------------------
Entertainment/Media -- 3.3%
  4,000,000 BBB+      AOL Time Warner Inc., Notes, 6.150% due 5/1/07                4,352,544
                      Comcast Cable Communications, Inc., Exchange Notes:
    300,000 BBB         8.125% due 5/1/04                                             309,030
  1,000,000 BBB         8.500% due 5/1/27                                           1,213,548
  2,400,000 BBB-      Liberty Media Corp., Sr. Notes, 2.640% due 9/17/06 (c)        2,392,306
---------------------------------------------------------------------------------------------
                                                                                    8,267,428
---------------------------------------------------------------------------------------------
Financial Services -- 10.9%
  2,280,000 A2*       FleetBoston Financial Corp., Sub. Notes, 7.125% due 4/15/06   2,517,177
                      Ford Motor Credit Co., Global Landmark Securities:
  2,000,000 A3*         6.875% due 2/1/06                                           2,094,270
  1,200,000 A3*         7.000% due 10/1/13                                          1,181,727
  2,500,000 B         Gemstone Investors Ltd., Sr. Notes, 7.710% due 10/31/04 (b)   2,515,625
  2,000,000 AAA       General Electric Capital Corp., Notes, 5.450% due 1/15/13     2,069,184
  2,000,000 A3*       General Motors Acceptance Corp., Notes, 7.250% due 3/2/11     2,110,462
  2,300,000 Aa3*      The Goldman Sachs Group, Inc., Notes, 4.750% due 7/15/13      2,225,254
  2,700,000 A1*       Household Finance Corp., Notes, 6.375% due 11/27/12           2,945,398
  2,200,000 A         J.P. Morgan Chase & Co., Sub. Notes, 5.750% due 1/2/13        2,313,252


                      See Notes to Financial Statements.


              27 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      TRAVELERS MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Financial Services -- 10.9% (continued)
$1,500,000 Aa3*      Merrill Lynch & Co., Inc., Medium-Term Notes, Series B,
                      3.375% due 9/14/07                                        $ 1,507,680
                     Morgan Stanley, Notes:
 2,100,000 Aa3*        4.250% due 5/15/10                                         2,071,793
 2,700,000 Aa3*        6.600% due 4/1/12                                          3,011,305
 1,100,000 A3*       Washington Mutual Inc., Sr. Notes, 4.375% due 1/15/08        1,127,458
-------------------------------------------------------------------------------------------
                                                                                 27,690,585
-------------------------------------------------------------------------------------------
Food and Beverage -- 1.3%
 1,000,000 BBB       Cadbury Schweppes US Finance LLC, Sr. Notes,
                      5.125% due 10/1/13 (b)                                        993,813
 2,000,000 BBB       Fred Meyer, Inc., Notes, 7.450% due 3/1/08                   2,275,908
-------------------------------------------------------------------------------------------
                                                                                  3,269,721
-------------------------------------------------------------------------------------------
Insurance -- 1.5%
 1,800,000 AAA       MassMutual Global Funding II, Notes,
                      2.550% due 7/15/08 (b)                                      1,711,526
 2,100,000 AA+       New York Life Global Funding, Notes, Series 2003-1,
                      5.375% due 9/15/13 (b)                                      2,157,259
-------------------------------------------------------------------------------------------
                                                                                  3,868,785
-------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 2.1%
 5,200,000 BBB       Post Apartment Homes, L.P., Notes, 6.850% due 3/16/05        5,418,213
-------------------------------------------------------------------------------------------
Retail -- 3.5%
 4,000,000 Baa1*     Sears Roebuck Acceptance Corp., Medium-Term Notes,
                      Series VI, 4.229% due 1/7/04 (c)                            4,004,364
 5,000,000 AA        Wal-Mart Stores Inc., Notes, 4.550% due 5/1/13               4,920,535
-------------------------------------------------------------------------------------------
                                                                                  8,924,899
-------------------------------------------------------------------------------------------
Telecommunications -- 6.8%
 8,200,000 Baa1*     Cox Enterprises Inc., Notes, 7.875% due 9/15/10 (b)          9,507,244
 1,000,000 BBB+      Intelsat Ltd., Notes, 6.500% due 11/1/13 (b)                 1,019,840
 3,600,000 A+        New York Telephone Co., Debentures, 7.000% due 8/15/25       3,643,949
 3,000,000 BBB+      Telecom Italia Capital SA, Notes, Class B,
                      5.250% due 11/15/13 (b)                                     2,983,557
-------------------------------------------------------------------------------------------
                                                                                 17,154,590
-------------------------------------------------------------------------------------------
Tobacco -- 0.8%
 2,000,000 BBB       Altria Group, Inc., Notes, 5.625% due 11/4/08                1,997,400
-------------------------------------------------------------------------------------------
Utilities -- 10.9%
 3,200,000 BBB       Cleveland Electric Illuminating Co., Series E,
                      9.000% due 7/1/23                                           3,358,819
 1,150,000 B+        CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04             1,178,750
   930,000 BBB       Duke Energy Field Services, LLC, Notes, 7.500% due 8/16/05   1,011,151

                      See Notes to Financial Statements.

              28 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      TRAVELERS MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Utilities -- 10.9% (continued)
$4,500,000 B         El Paso Corp., Medium-Term Notes, 6.950% due 12/15/07       $  4,050,000
 3,000,000 Baa1*     Pepco Holdings, Inc., Notes, 5.500% due 8/15/07                3,176,883
 4,400,000 Baa2*     Progress Energy, Inc., Sr. Notes, 6.050% due 4/15/07           4,751,063
                     PSE&G Energy Holdings Inc., Sr. Notes:
   975,000 BB-         9.125% due 2/10/04                                             994,500
   800,000 BB-         8.625% due 2/15/08                                             832,000
 2,000,000 AA+       SP PowerAssets Ltd., Notes, 5.000% due 10/22/13 (b)            1,998,404
 4,000,000 B+        Transcontinental Gas Pipe Line Corp., Notes,
                      6.125% due 1/15/05                                            4,090,000
 2,300,000 BBB-      Xcel Energy, Inc., Sr. Notes, 3.400% due 7/1/08 (b)            2,234,022
---------------------------------------------------------------------------------------------
                                                                                   27,675,592
---------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $114,807,381)                                       117,882,456
---------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.1%
 1,932,849 AAA       California Infrastructure PG&E-1, Series 1997-1, Class A7,
                      6.420% due 9/25/08                                            2,057,958
 1,100,000 AAA       Chase Funding Mortgage Loan Asset-Backed Certificates,
                       Series 2002-2, Class 1A5, 5.833% due 4/25/32                 1,153,160
 2,600,000 AAA       DaimlerChrysler Auto Trust, Series 2001-C, Class A4,
                      4.630% due 12/6/06                                            2,687,364
 2,000,000 AAA       Discover Card Master Trust I, Series 1996-3, Class A,
                      6.050% due 8/18/08                                            2,161,798
 2,500,000 AAA       Ford Credit Auto Owner Trust, Series 2002-B, Class A4,
                      4.750% due 8/15/06                                            2,608,551
   200,000 AA-       Metris Master Trust, Series 2001-1, Class A,
                      1.549% due 12/20/07 (c)                                         200,125
 2,000,000 AAA       Toyota Auto Receivables Owner Trust, Series 2002-C,
                       Class A3, 2.650% due 11/15/06                                2,020,446
---------------------------------------------------------------------------------------------
                     TOTAL ASSET-BACKED SECURITIES
                     (Cost -- $12,981,245)                                         12,889,402
---------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
 1,650,000 Aaa*      CS First Boston Mortgage Securities Corp., Series 2001-CK1,
                      Class A3, 6.380% due 12/16/35                                 1,819,090
 1,240,000 AAA       LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5,
                      4.853% due 9/15/31                                            1,244,452
---------------------------------------------------------------------------------------------
                     TOTAL COLLATERALIZED MORTGAGE
                     OBLIGATIONS (Cost -- $3,097,327)                               3,063,542
---------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              29 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      TRAVELERS MANAGED INCOME PORTFOLIO

 WARRANTS                         SECURITY                            VALUE
-------------------------------------------------------------------------------
WARRANTS(d) -- 0.0%
        150 Loral Orion Network Systems, Inc., Expires
            1/15/07 (Cost -- $105)                                 $          2
------------------------------------------------------------------------------
            SUB-TOTAL INVESTMENTS (Cost -- $218,052,915)            219,138,008
------------------------------------------------------------------------------

   FACE
  AMOUNT                          SECURITY                            VALUE
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.5%
$34,140,000 State Street Bank and Trust Co., 0.940% due 11/3/03;
             Proceeds at maturity -- $34,142,674; (Fully
             collateralized by U.S. Treasury Bonds, 7.500% due
             11/15/16; Market
             value -- $34,824,810) (Cost -- $34,140,000)             34,140,000
------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0% (Cost -- $252,192,915**)   $253,278,008
------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Variable rate security.
(d) Non-income producing security.
**  Aggregate cost for Federal income tax purposes is $253,140,475.

   See pages 33 and 34 for definitions of ratings.

                      See Notes to Financial Statements.

              30 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY MONEY MARKET PORTFOLIO

   FACE                                                       ANNUALIZED
  AMOUNT                        SECURITY                        YIELD        VALUE
--------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 43.8%
$20,000,000 ABN AMRO North America Finance Inc.
             mature 11/4/03 to 11/24/03                          1.04%    $ 19,995,378
 20,000,000 ANZ Delaware Inc. mature 12/10/03 to 1/9/04      1.07 to 1.09   19,972,248
  5,000,000 Asset Portfolio Funding Corp. matures 12/15/03       1.08        4,993,400
  5,000,000 Canadian Imperial Holding Inc. matures 12/11/03      1.06        4,994,111
 15,000,000 CBA Delaware Finance Inc. mature
             11/6/03 to 11/21/03                             1.04 to 1.05   14,993,493
  5,000,000 Credit Agricole Indosuez matures 12/18/03            1.07        4,993,015
 12,000,000 Credit Lyonnais North America Inc. mature
             12/15/03 to 3/19/04                             1.07 to 1.13   11,963,190
 14,200,000 Danske Corp. mature 11/12/03 to 12/19/03         1.06 to 1.07   14,186,946
  5,000,000 Dexia Delaware LLC matures 12/4/03                   1.05        4,995,188
 20,000,000 General Electric Capital Corp. mature
             11/3/03 to 2/19/04                              1.03 to 1.10   19,981,032
 15,000,000 Goldman, Sachs & Co. matures 11/13/03                1.04       14,994,800
 20,000,000 HBOS Treasury Service PLC mature
             12/10/03 to 12/15/03                                1.08       19,975,215
 15,000,000 ING US Funding LLC mature 12/4/03 to 12/29/03    1.05 to 1.08   14,980,603
 10,000,000 Morgan Stanley matures 11/6/03                       1.04        9,998,556
 15,000,000 Nordea North America Inc. mature
             11/26/03 to 12/16/03                            1.05 to 1.06   14,986,083
  5,000,000 Regency Markets No 1 LLC matures 12/19/03            1.10        4,992,667
 20,000,000 Svenska Handelsbanken Inc. mature
             12/9/03 to 12/30/03                             1.06 to 1.07   19,968,101
  5,000,000 Toronto Dominion Bank matures 11/25/03               1.05        4,996,517
 20,000,000 UBS Finance LLC matures 11/3/03                      1.04       19,998,844
  8,000,000 Unicredit Delaware Inc. matures 11/10/03             1.07        7,997,860
 10,000,000 Westpac Capital Corp. mature 11/10/03 to 4/16/04 1.02 to 1.14    9,972,515
--------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost -- $263,929,762)                                         263,929,762
--------------------------------------------------------------------------------------
AGENCY DISCOUNT NOTES -- 4.1%
 15,000,000 Federal Home Loan Bank mature
             11/19/03 to 11/28/03                                1.04       14,990,925
 10,000,000 Federal National Mortgage Association mature
             11/12/03 to 12/15/03                                1.07        9,991,826
--------------------------------------------------------------------------------------
            TOTAL AGENCY DISCOUNT NOTES
            (Cost -- $24,982,751)                                           24,982,751
--------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 3.3%
 20,000,000 Wells Fargo Bank N.A. mature
             11/13/03 to 12/29/03 (Cost -- $20,000,020)      1.05 to 1.06   20,000,020
--------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              31 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY MONEY MARKET PORTFOLIO

   FACE                                                     ANNUALIZED
  AMOUNT                       SECURITY                       YIELD        VALUE
------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 36.5%
$10,000,000 Bank of Montreal matures 11/10/03                  1.04%    $ 10,000,000
 20,000,000 Barclays Bank PLC mature 12/29/03 to 3/8/04    1.07 to 1.11   20,000,995
 18,000,000 BNP Paribas S.A. mature 12/4/03 to 12/23/03    1.04 to 1.07   17,999,831
 15,000,000 Canadian Imperial Bank of Commerce NY
             matures 12/29/03                                  1.09       15,000,000
 10,000,000 CS First Boston Corp. matures 12/22/03             1.09       10,000,000
  8,000,000 Danske Bank matures 12/17/03                       1.07        7,999,998
 15,000,000 Deutsche Bank AG mature 11/24/03 to 12/30/03       1.07       15,000,000
 18,569,000 Dexia Bank mature 11/10/03 to 11/24/03             1.05       18,568,991
  5,000,000 HBOS PLC matures 11/17/03                          1.07        4,999,910
 15,000,000 KBC Bank N.V. matures 12/30/03                     1.06       14,999,999
 20,000,000 Lloyds TSB Bank PLC mature 12/30/03 to 1/13/04 1.04 to 1.11   19,999,472
 20,000,000 Royal Bank of Scotland Group PLC mature
             11/26/03 to 12/18/03                          1.06 to 1.07   20,000,100
 20,000,000 Societe Generale mature 12/2/03 to 2/19/04     1.06 to 1.10   20,000,022
 15,000,000 Toronto Dominion Bank mature
             12/8/03 to 12/11/03                           1.06 to 1.07   15,000,144
 10,000,000 Unicredito Italiano S.p.A. mature
             1/22/04 to 2/27/04                                1.12       10,000,000
------------------------------------------------------------------------------------
            TOTAL FOREIGN CERTIFICATES OF DEPOSIT
            (Cost -- $219,569,462)                                       219,569,462
------------------------------------------------------------------------------------
TIME DEPOSITS -- 12.3%
 13,880,000 Chase Manhattan Bank USA N.A. matures 11/3/03      1.03       13,880,000
 20,000,000 HSBC Bank USA matures 11/3/03                      1.03       20,000,000
 20,000,000 National Australia Bank matures 11/3/03            1.03       20,000,000
 20,000,000 Royal Bank of Canada matures 11/3/03               1.05       20,000,000
------------------------------------------------------------------------------------
            TOTAL TIME DEPOSITS
            (Cost -- $73,880,000)                                         73,880,000
------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $602,361,995*)                                     $602,361,995
------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

              32 Travelers Series Fund Inc. | 2003 Annual Report

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CCC, CC    balance, as pre- dominantly speculative with respect to capacity and C to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.
Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest pay- ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
       "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa"
       securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered to be medium grade obligations,
       i.e., they are neither highly protected nor poorly secured.
       Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


             33    Travelers Series Fund Inc. | 2003 Annual Report

Caa and Ca -- Bonds rated "Caa" and "Ca" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
C          -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR         -- Indicates that the bond is not rated by Standard & Poor's or
              Moody's.


             34    Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2003



                                                                       Travelers   Smith Barney
                                                        MFS Total       Managed       Money
                                                         Return         Income        Market
                                                        Portfolio      Portfolio    Portfolio
-----------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value
   (Cost -- $898,423,160 and
   $218,052,915, respectively)                       $  950,649,078  $219,138,008            --
  Short-term investments, at amortized cost              45,785,583    34,140,000  $602,361,995
  Loaned securities collateral, at value
   (Cost -- $85,031,859) (Note 6)                        85,031,859            --            --
  Cash                                                          738           597           891
  Dividends and interest receivable                       5,163,583     2,332,627       356,451
  Receivable for securities sold                          2,456,424            --            --
  Other receivables                                          22,955        13,155            --
----------------------------------------------------------------------------------------------
  Total Assets                                        1,089,110,220   255,624,387   602,719,337
----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for loaned securities collateral (Note 6)      85,031,859            --            --
  Payable for securities purchased                        5,206,007     2,986,800            --
  Payable for Fund shares reacquired                      1,184,490        92,201     2,954,212
  Management fees payable                                   671,150       138,695       259,222
  Dividends payable                                              --            --       135,241
  Accrued expenses                                           57,366        29,382        59,198
----------------------------------------------------------------------------------------------
  Total Liabilities                                      92,150,872     3,247,078     3,407,873
----------------------------------------------------------------------------------------------
Total Net Assets                                     $  996,959,348  $252,377,309  $599,311,464
----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                        $          632  $        213  $      5,993
  Capital paid in excess of par value                   967,951,221   247,445,932   599,305,427
  Undistributed net investment income                    18,485,196     8,642,477            --
  Accumulated net realized gain (loss) from
   investment transactions                              (41,717,924)   (4,796,406)           44
  Net unrealized appreciation of investments
   and foreign currencies                                52,240,223     1,085,093            --
----------------------------------------------------------------------------------------------
Total Net Assets                                     $  996,959,348  $252,377,309  $599,311,464
----------------------------------------------------------------------------------------------
Shares Outstanding                                       63,201,460    21,313,793   599,311,420
----------------------------------------------------------------------------------------------
Net Asset Value                                              $15.77        $11.84         $1.00
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


              35 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2003


                                                             Travelers   Smith Barney
                                                MFS Total     Managed       Money
                                                 Return       Income        Market
                                                Portfolio    Portfolio    Portfolio
-------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                    $ 17,756,586  $11,549,999   $8,577,265
  Dividends                                     11,002,126           --           --
  Less: Foreign withholding tax                    (68,622)          --           --
------------------------------------------------------------------------------------
  Total Investment Income                       28,690,090   11,549,999    8,577,265
------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                       7,184,052    1,493,297    3,369,520
  Custody                                           97,583       22,764       63,714
  Shareholder communications                        43,064       13,722       36,278
  Audit and legal                                   37,850       27,379       39,319
  Directors' fees                                   22,977        7,333       20,407
  Shareholder servicing fees                         5,000        5,000        5,000
  Other                                             11,290        2,388       14,085
------------------------------------------------------------------------------------
  Total Expenses                                 7,401,816    1,571,883    3,548,323
------------------------------------------------------------------------------------
Net Investment Income                           21,288,274    9,978,116    5,028,942
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTE 4):
 Realized Gain (Loss) From:
   Investment transactions                     (10,427,841)  (4,136,789)          44
   Foreign currency transactions                     4,859           --           --
------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                     (10,422,982)  (4,136,789)          44
------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation From:
   Investments                                  99,481,959   17,013,830           --
   Foreign currencies                                6,593           --           --
------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation       99,488,552   17,013,830           --
------------------------------------------------------------------------------------
Net Gain on Investments and
 Foreign Currencies                             89,065,570   12,877,041           44
------------------------------------------------------------------------------------
Increase in Net Assets From Operations        $110,353,844  $22,855,157   $5,028,986
------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


              36 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS


                                                            For the Years
                                                          Ended October 31,

MFS Total Return Portfolio                               2003          2002
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $ 21,288,274  $ 24,161,332
 Net realized loss                                    (10,422,982)  (23,869,461)
 Increase (decrease) in net unrealized appreciation    99,488,552   (34,720,809)
--------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations    110,353,844   (34,428,938)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                (29,011,184)  (23,799,852)
 Net realized gains                                            --   (32,931,862)
--------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                       (29,011,184)  (56,731,714)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
 Net proceeds from sale of shares                      93,894,483   116,452,441
 Net asset value of shares issued for reinvestment
   of dividends                                        29,011,184    56,731,714
 Cost of shares reacquired                            (37,255,559)  (56,042,667)
--------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions   85,650,108   117,141,488
--------------------------------------------------------------------------------
Increase in Net Assets                                166,992,768    25,980,836
NET ASSETS:
 Beginning of year                                    829,966,580   803,985,744
--------------------------------------------------------------------------------
 End of year*                                        $996,959,348  $829,966,580
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:    $18,485,196   $24,393,591
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


              37 Travelers Series Fund Inc. | 2003 Annual Report

                                          For the Years Ended October 31,

Travelers Managed Income Portfolio                                    2003          2002
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  9,978,116  $  9,877,758
  Net realized gain (loss)                                          (4,136,789)    1,483,551
  Increase (decrease) in net unrealized appreciation                17,013,830   (20,235,374)
--------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                 22,855,157    (8,874,065)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (12,334,280)  (10,827,859)
  Net realized gains                                                  (824,471)     (813,814)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                   (13,158,751)  (11,641,673)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                  42,089,916    37,658,544
  Net asset value of shares issued for reinvestment of dividends    13,158,751    11,641,673
  Cost of shares reacquired                                        (20,344,929)  (41,602,884)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               34,903,738     7,697,333
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   44,600,144   (12,818,405)
NET ASSETS:
  Beginning of year                                                207,777,165   220,595,570
--------------------------------------------------------------------------------------------
  End of year*                                                    $252,377,309  $207,777,165
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                  $8,642,477   $10,339,024
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              38 Travelers Series Fund Inc. | 2003 Annual Report

                                                                           For the Years
                                                                         Ended October 31,

Smith Barney Money Market Portfolio                                    2003            2002
-------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $   5,028,942  $     8,748,428
  Net realized gain                                                          44              785
------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                              5,028,986        8,749,213
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                              (5,028,942)      (8,748,428)
  Net realized gains                                                         --             (785)
------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                     (5,028,942)      (8,749,213)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                  407,090,281    1,536,117,104
  Net asset value of shares issued for reinvestment of dividends      5,245,087        8,870,018
  Cost of shares reacquired                                        (545,710,459)  (1,417,106,947)
------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                         (133,375,091)     127,880,175
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                  (133,375,047)     127,880,175
NET ASSETS:
  Beginning of year                                                 732,686,511      604,806,336
------------------------------------------------------------------------------------------------
  End of year                                                     $ 599,311,464  $   732,686,511
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

              39 Travelers Series Fund Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios ("Fund(s)") are separate diversified investment funds of the Travelers Series Fund Inc. ("Company"). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Funds and twelve other separate investment funds: Strategic Equity (formerly known as Alliance Growth), AIM Capital Appreciation, Salomon Brothers Strategic Total Return Bond, Pioneer Strategic Income (formerly known as Putnam Diversified Income), SB Adjustable Rate Income Portfolio, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney International All Cap Growth, Smith Barney Large Capitalization Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Company are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Funds are: (a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and Travelers Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days, accordingly, the cost of securities plus accreted discount or minus amortized premium approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; fixed-income securities are valued at the mean between the bid and asked prices provided by an independent pricing service, securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable


             40    Travelers Series Fund Inc. | 2003 Annual Report
due diligence; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2003, reclassifications were made to the capital accounts of the MFS Total Return Portfolio and Travelers Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment;
(j) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

The dividend policy for MFS Total Return Portfolio and Travelers Managed Income Portfolio is to distribute dividends annually. Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


             41    Travelers Series Fund Inc. | 2003 Annual Report

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA") and Travelers Asset Management International Company, LLC ("TAMIC"), affiliates of SBFM, act as the investment managers of the MFS Total Return Portfolio ("MFSTR") and the Travelers Managed Income Portfolio ("TMI"), respectively. SBMM pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets of the SBMM. MFSTR pays TIA a management fee calculated at an annual rate of 0.80% of the average daily net assets of MFSTR. TMI pays TAMIC a management fee calculated at an annual rate of 0.65% of the average daily net assets of TMI. These fees are calculated daily and paid monthly.

TIA has a sub-advisory agreement with Massachusetts Financial Services Company ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MFSTR and is compensated by TIA for such services at an annual rate of 0.375% of the average daily net assets of MFSTR.

TIA has entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2003, each of the Funds paid transfer agent fees of $5,000 to CTB.

During the year ended October 31, 2003, Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, did not receive any brokerage commissions.


             42    Travelers Series Fund Inc. | 2003 Annual Report

Most of the officers and one Director of the Company are employees of Citigroup or its affiliates.

4. Investments

During the year ended October 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                                                     MFSTR         TMI
    -----------------------------------------------------------------------
    Purchases                                     $602,425,705 $350,892,237
    ----------------------------------------------------------------------
    Sales                                          412,209,975  353,062,984
    ----------------------------------------------------------------------

At October 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                              MFSTR         TMI
            --------------------------------------------------------
            Gross unrealized appreciation $ 70,841,832  $ 3,862,962
            Gross unrealized depreciation  (31,577,501)  (3,725,429)
            --------------------------------------------------------
            Net unrealized appreciation   $ 39,264,331  $   137,533
            --------------------------------------------------------

5. Repurchase Agreements

The Funds purchase (and the custodian takes possession of ) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

6. Lending of Portfolio Securities

The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Funds on securities lending are recorded as interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


             43    Travelers Series Fund Inc. | 2003 Annual Report

At October 31, 2003, MFSTR loaned stocks having a market value of $107,351,325. MFSTR received cash collateral amounting to $85,031,859 which was invested in State Street Navigator Securities Lending Trust Prime Portfolio. In addition, MFSTR received securities collateral amounting to $24,568,335, which is maintained in a segregated account by the custodian.

Income earned by MFSTR from securities lending for the year ended October 31, 2003 was $140,575.

At October 31, 2003, SBMM and TMI did not have any securities on loan.

7. Capital Shares

At October 31, 2003, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an identical interest in that Fund with each share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of each Fund were as follows:

                                            Year Ended       Year Ended
                                         October 31, 2003 October 31, 2002
     ---------------------------------------------------------------------
     MFS Total Return Portfolio
     Shares sold                              6,252,642         7,043,809
     Shares issued on reinvestment            2,044,481         3,945,182
     Shares reacquired                       (2,554,938)       (3,543,265)
     ---------------------------------------------------------------------
     Net Increase                             5,742,185         7,445,726
     ---------------------------------------------------------------------
     Travelers Managed Income Portfolio
     Shares sold                              3,626,976         3,116,379
     Shares issued on reinvestment            1,187,613         1,030,237
     Shares reacquired                       (1,762,583)       (3,439,705)
     ---------------------------------------------------------------------
     Net Increase                             3,052,006           706,911
     ---------------------------------------------------------------------
     Smith Barney Money Market Portfolio
     Shares sold                            407,090,281     1,536,117,104
     Shares issued on reinvestment            5,245,087         8,870,018
     Shares reacquired                     (545,710,459)   (1,417,106,947)
     ---------------------------------------------------------------------
     Net Increase (Decrease)               (133,375,091)      127,880,175
     ---------------------------------------------------------------------

8. Capital Loss Carryforward

At October 31, 2003, MFSTR and TMI had, for Federal income tax purposes, approximately $30,362,000 and $4,796,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these


             44    Travelers Series Fund Inc. | 2003 Annual Report
carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expiration occurs on October 31, of the year indicated:

                                   2010        2011
                          ----------------------------
                          MFSTR $23,208,000 $7,154,000
                          ----------------------------
                          TMI            --  4,796,000
                          ----------------------------

9. Income Tax Information and Distributions to Shareholders

At October 31, 2003, the tax basis components of distributable earnings were:

                                  MFSTR         TMI        SBMM
-----------------------------------------------------------------
Undistributed ordinary income $ 20,090,812  $ 9,590,037  $135,285
-----------------------------------------------------------------
Accumulated capital losses     (30,362,032)  (4,796,406)       --
-----------------------------------------------------------------
Unrealized appreciation         39,278,636      137,533        --
-----------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the treatment of accretion of discounts and amortization of premiums, wash sale loss deferrals and consent fees.

The tax character of distributions paid during the year ended October 31, 2003 was:

                   MFSTR        TMI        SBMM
--------------------------------------------------
Ordinary income $29,011,184 $13,158,751 $5,028,942
--------------------------------------------------

10.Subsequent Event

The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor


             45    Travelers Series Fund Inc. | 2003 Annual Report
would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

              46 Travelers Series Fund Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

MFS Total Return Portfolio                2003     2002     2001    2000   1999/(1)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $14.44  $16.08   $17.16   $16.22   $16.23
------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                0.34    0.39     0.42     0.54     0.52
 Net realized and unrealized gain
   (loss)/(2)/                             1.49   (0.98)   (0.42)    1.43     0.72
------------------------------------------------------------------------------------
Total Income (Loss) From Operations        1.83   (0.59)   (0.00)*   1.97     1.24
------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    (0.50)  (0.44)   (0.48)   (0.46)   (0.37)
 Net realized gains                          --   (0.61)   (0.60)   (0.57)   (0.88)
------------------------------------------------------------------------------------
Total Distributions                       (0.50)  (1.05)   (1.08)   (1.03)   (1.25)
------------------------------------------------------------------------------------
Net Asset Value, End of Year             $15.77  $14.44   $16.08   $17.16   $16.22
------------------------------------------------------------------------------------
Total Return/(3)/                         13.05%  (3.59)%  (0.22)%  12.77%    7.62%
------------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $997    $830     $804     $697     $622
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                  0.82%   0.83%    0.83%    0.83%    0.84%
 Net investment income/(2)/                2.37    2.81     3.08     3.42     3.11
----------------------------------------------------------------------------------
Portfolio Turnover Rate                      49%     81%      88%     108%      97%
------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.40, $0.99 and 2.91% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown.
 * Amount represents less than $0.01 per share.


             47    Travelers Series Fund Inc. | 2003 Annual Report

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Travelers Managed Income Portfolio       2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $11.38    $12.57    $11.58    $11.49    $11.65
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                 0.50      0.56      0.71      0.76      0.65
 Net realized and unrealized gain
   (loss)/(2)/                              0.69     (1.07)     0.83     (0.24)    (0.45)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.19     (0.51)     1.54      0.52      0.20
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.68)    (0.63)    (0.55)    (0.43)    (0.29)
 Net realized gains                        (0.05)    (0.05)       --        --     (0.07)
------------------------------------------------------------------------------------------
Total Distributions                        (0.73)    (0.68)    (0.55)    (0.43)    (0.36)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $11.84    $11.38    $12.57    $11.58    $11.49
------------------------------------------------------------------------------------------
Total Return/(3)/                          10.85%    (4.06)%   13.50%     4.55%     1.75%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $252      $208      $221      $151      $113
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.68%     0.69%     0.68%     0.69%     0.76%
 Net investment income/(2)/                 4.34      4.68      5.76      6.56      5.57
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      163%      177%      194%      181%      411%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.60, $1.11 and 5.02% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown.


             48    Travelers Series Fund Inc. | 2003 Annual Report

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney
Money Market Portfolio                   2003/(1)/ 2002       2001     2000     1999
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $  1.00   $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------
Net investment income                      0.007     0.014    0.044    0.057    0.046
Distributions from net investment income  (0.007)   (0.014)  (0.044)  (0.057)  (0.046)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year             $  1.00   $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------
Total Return/(2)/                           0.74%     1.40%    4.46%    5.88%    4.66%
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $599      $733     $605     $319     $277
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.53%     0.53%    0.53%    0.53%    0.54%
  Net investment income                     0.75      1.38     4.17     5.75     4.58
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown.


             49    Travelers Series Fund Inc. | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                     /s/ KPMG LLP
New York, New York
December 10, 2003


             50    Travelers Series Fund Inc. | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Company") are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below.

                                                                          Number of
                                        Term of                         Portfolios in
                                      Office* and       Principal           Fund               Other
                          Position(s)   Length        Occupation(s)        Complex         Directorships
                           Held with    of Time        During Past       Overseen by          Held by
Name, Address, and Age       Fund       Served         Five Years         Director           Director
--------------------------------------------------------------------------------------------------------------

Non-Interested Directors:

A.E. Cohen                 Director      Since    Consultant to Chugai       17       Director of Agouron
444 Madison Avenue                       1996     Pharmaceutical                      Pharmaceuticals, Inc.,
Suite 1201                                        Co. Ltd.                            Akzo Nobel NV, Teva
New York, NY 10022                                                                    Pharmaceutical Inc.,
Age 67                                                                                Ltd., Chugai
                                                                                      Pharmaceutical Co. Ltd.,
                                                                                      Pharmaceutical Product
                                                                                      Development, Inc. and
                                                                                      Axonyx Inc.; Chairman of
                                                                                      Vasomedical, Inc.,
                                                                                      Neurobiological
                                                                                      Technologies Inc. and
                                                                                      Kramex Corp.

Robert A. Frankel          Director      Since    Managing Partner of        24                 None
1961 Deergrass Way                       1999     Robert A. Frankel
Carlsbad, CA 92009                                Managing
Age 76                                            Consultants; Former
                                                  Vice President of The
                                                  Readers Digest
                                                  Association, Inc.

Michael E. Gellert         Director      Since    General Partner of         17       Director of Dalet S.A.,
122 East 42nd Street                     1999     Windcrest Partners, a               Devon Energy Corp.,
47th Floor                                        venture capital firm                High Speed Access
New York, NY 10168                                                                    Corp., Human, Inc.,
Age 72                                                                                SEACOR Smit, Inc. and
                                                                                      Six Flags, Inc.

Rainer Greeven             Director      Since    Attorney, Rainer           17       Director of Continental
630 5th Avenue                           1994     Greeven PC                          Container Corp.
Suite 1905
New York, NY 10111
Age 67

Susan M. Heilbron          Director      Since    Owner/Consultant of        17       Director of National
P.O. Box 557                             1994     Lacey & Heilbron, a                 Multiple Sclerosis
Chilmark, MA 02535                                public relations firm               Society, New York
Age 58                                                                                City Chapter


             51    Travelers Series Fund Inc. | 2003 Annual Report

                                                                           Number of
                                        Term of                          Portfolios in
                                      Office* and       Principal            Fund          Other
                        Position(s)     Length        Occupation(s)         Complex    Directorships
                         Held with      of Time        During Past        Overseen by     Held by
Name, Address, and Age     Fund         Served         Five Years          Director      Director
----------------------------------------------------------------------------------------------------

 Interested Director:

 R. Jay Gerken, CFA**  Chairman,         Since    Managing Director of        220          None
 Citigroup Asset       President and     2002     Citigroup Global
 Management ("CAM")    Chief                      Markets Inc.
 399 Park Avenue       Executive                  ("CGM"); Chairman,
 4th Floor             Officer                    President and Chief
 New York, NY 10022                               Executive Officer of
 Age 52                                           Smith Barney Fund
                                                  Management LLC
                                                  ("SBFM"), Travelers
                                                  Investment Adviser,
                                                  Inc. ("TIA") and Citi
                                                  Fund Management
                                                  Inc. ("CFM");
                                                  President and Chief
                                                  Executive Officer of
                                                  certain mutual funds
                                                  associated with
                                                  Citigroup Inc.
                                                  ("Citigroup");
                                                  Formerly Portfolio
                                                  Manager of Smith
                                                  Barney Allocation
                                                  Series Inc. (from
                                                  1996-2001) and
                                                  Smith Barney Growth
                                                  and Income Fund
                                                  (from 1996-2000)

 Officers:

 Andrew B. Shoup***    Senior Vice       Since    Director of CAM;            N/A          N/A
 CAM                   President and     2003     Senior Vice President
 125 Broad Street      Chief                      and Chief
 10th Floor            Administrative             Administrative Officer
 New York, NY 10004    Officer                    of mutual funds
 Age 47                                           associated with
                                                  Citigroup; Head of
                                                  International Funds
                                                  Administration of
                                                  CAM (from 2001-
                                                  2003); Director of
                                                  Global Funds
                                                  Administration of
                                                  CAM (from 2000-
                                                  2001); Head of U.S.
                                                  Citibank Funds
                                                  Administration of
                                                  CAM (from 1998-
                                                  2000)


             52    Travelers Series Fund Inc. | 2003 Annual Report

                                                                             Number of
                                         Term of                           Portfolios in
                                       Office* and        Principal            Fund          Other
                         Position(s)     Length         Occupation(s)         Complex    Directorships
                          Held with      of Time         During Past        Overseen by     Held by
Name, Address, and Age      Fund         Served          Five Years          Director      Director
------------------------------------------------------------------------------------------------------

Richard L. Peteka         Chief           Since    Director of CGM;             N/A           N/A
CAM                       Financial       2002     Chief Financial Officer
125 Broad Street          Officer                  and Treasurer of
11th Floor                and                      certain mutual funds
New York, NY 10004        Treasurer                affiliated with
Age 42                                             Citigroup; Director
                                                   and Head of Internal
                                                   Control for Citigroup
                                                   Asset Management
                                                   U.S. Mutual Fund
                                                   Administration (from
                                                   1999-2002; Vice
                                                   President, Head of
                                                   Mutual Fund
                                                   Administration and
                                                   Treasurer at
                                                   Oppenheimer Capital
                                                   (from 1996-1999)

Martin R. Hanley          Vice            Since    Managing Director of         N/A           N/A
CAM                       President       1994     CGM and Investment
399 Park Avenue                                    Officer of SBFM
4th Floor
New York, NY 10022
Age 37

F. Denney Voss            Vice            Since    Senior Vice                  N/A           N/A
TAMIC                     President       1998     President and Chief
399 Park Avenue                                    Investment Officer of
4th Floor                                          Travelers Asset
New York, NY 10022                                 Management
Age 54                                             International
                                                   Company, LLC
                                                   ("TAMIC")

David M. Calabro          Investment      Since    Senior Vice President        N/A           N/A
MFS                       Officer         1994     of Massachusetts
500 Boylston Street                                Financial Services
Boston, MA 02116                                   Company ("MFS")
Age 43

Kaprel Ozsolak            Controller      Since    Vice President of            N/A           N/A
CAM                                       2002     CGM; Controller of
125 Broad Street                                   certain funds
11th Floor                                         associated with
New York, NY 10004                                 Citigroup
Age 38

Robert I. Frenkel         Secretary***    Since    Managing Director            N/A           N/A
CAM                       and Chief       2003     and General Counsel
300 First Stamford Place  Legal                    of Global Mutual
4th Floor                 Officer                  Funds for CAM and
Stamford, CT 06902                                 its predecessor (since
Age 48                                             1994); Secretary of
                                                   CFM; Secretary and
                                                   Chief Legal Officer of
                                                   mutual funds
                                                   associated with
                                                   Citigroup

--------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
 ** Mr. Gerken is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
*** As of November 25, 2003.


             53    Travelers Series Fund Inc. | 2003 Annual Report

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Funds hereby designate for the fiscal year ended October 31, 2003:

   . Percentage of ordinary dividends paid as qualifying for the corporate dividends received deduction:

MFSTR 34.12%

The following percentages of ordinary dividends paid by the Funds from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

                                  MFSTR 10.46%
                                  TMI   16.62%
                                  SBMM   2.23%


             54    Travelers Series Fund Inc. | 2003 Annual Report

                                TRAVELERS SERIES
                                   FUND INC.



             DIRECTORS                  INVESTMENT
             A.E. Cohen                 MANAGERS
             Robert A. Frankel          Smith Barney Fund
             Michael E. Gellert          Management LLC
             R. Jay Gerken, CFA         Travelers Investment
              Chairman                   Adviser, Inc.
             Rainer Greeven             Travelers Asset Management
             Susan M. Heilbron           International Company, LLC

                                        CUSTODIAN
             OFFICERS                   State Street Bank and
             R. Jay Gerken, CFA          Trust Company
             President and Chief
             Executive Officer          ANNUITY
                                        ADMINISTRATION
             Andrew B. Shoup*           Travelers Annuity
             Senior Vice President       Investor Services
             and Chief Administrative   One Cityplace
             Officer                    Hartford, CT 06103-3415

             Richard L. Peteka
             Chief Financial Officer
             and Treasurer

             Martin R. Hanley
             Vice President

             Kaprel Ozsolak
             Controller

             Robert I. Frenkel
             Secretary* and
             Chief Legal Officer


  * As of November 25, 2003.

  Travelers Series Fund Inc.



  MFS Total Return Portfolio

  Travelers Managed Income Portfolio

  Smith Barney Money Market Portfolio

  The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.


  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- MFS Total Return Portfolio, Travelers Managed Income Portfolio and Smith Barney Money Market Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains information concerning the Funds' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004


 IN0253 12/03                                                            03-5789

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Frankel as the Audit Committee's financial expert. Mr. Frankel is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)  Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)  Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:    /s/ R. Jay Gerken
       R. Jay Gerken
       Chief Executive Officer of
       Travelers Series Fund Inc.

Date: January 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ R. Jay Gerken
       (R. Jay Gerken)
       Chief Executive Officer of
       Travelers Series Fund Inc.

Date:  January 2, 2004

By:    /s/ Richard L. Peteka
       (Richard L. Peteka)
       Chief Financial Officer of
       Travelers Series Fund Inc.

Date: January 2, 2004